Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Global Social Awareness Fund

(the “Fund”)

Supplement dated May 7, 2018, to the Fund’s

Prospectus dated October 1, 2017, as amended

Effective May 7, 2018:

In the section entitled “Fund Summary: Global Social Awareness Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Timothy Campion Senior Vice President and Lead Portfolio Manager	2014
Jane Bayar Algieri Vice President and Co-Portfolio Manager	2015

In the section entitled “Management – Investment Subadvisers,” the fourth paragraph with respect to SunAmerica Asset Management, LLC (“SunAmerica”) on page 162 of the Prospectus is deleted in its entirety and replaced with the following:

The Global Social Awareness Fund is managed by a team consisting of Timothy Campion and Jane Bayar Algieri, with Mr. Campion serving as team leader. Ms. Bayar Algieri joined SunAmerica in 2004 and is a Vice President and Portfolio Manager in the Investment Department. Prior to her current role, she served as an investment analyst for both equity and fixed income portfolios. Ms. Bayar Algieri received her B.A. from Baruch College and her M.B.A. from Rutgers School of Business. Her investment experience dates from 2004. Please see above for the biography of Mr. Campion.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Global Social Awareness Fund

(the “Fund”)

Supplement dated May 7, 2018, to the Fund’s

Statement of Additional Information (“SAI”) dated October 1, 2017, as amended

Effective May 7, 2018, in the section entitled “Portfolio Managers – Other Accounts,” all information regarding Kara Murphy is deleted with respect to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.